EXHIBIT 99.2
Net Interest Margin
     The following table sets forth the average balances, net interest income on a tax equivalent basis and expense and average yields and rates for the Company’s interest-earning assets and interest-bearing liabilities for the indicated periods.

	For the Three Months Ended
	December 31, 2007			December 31, 2006			September 30, 2007
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(Dollars in thousands)
Interest-Earning Assets:
Federal funds sold and interest-bearing deposits due from banks	$11,627	151	5.19%	$5,223	$69	5.28%	$23,996	297	4.95%
Securities:
Taxable(1)	742,114	10,404	5.61	597,167	8,090	5.42	650,776	9,128	5.61
Exempt from federal income taxes(1)	66,660	993	5.96	100,410	1,480	5.90	47,765	711	5.95

Total securities	808,774	11,397	5.64	697,577	9,570	5.48	698,541	9,839	5.63
FRB and FHLB stock	27,808	158	2.27	21,885	218	3.98	23,683	227	3.83
Loans held for sale	—	—	—	2,837	41	5.78	815	11	5.40
Loans:
Commercial loans(1)(3)(4)	575,301	9,834	6.84	372,473	7,101	7.63	426,366	8,461	7.94
Commercial real estate loans(1)(3)(4)(6)	1,549,216	29,381	7.59	1,270,500	24,150	7.60	1,272,773	24,293	7.63
Agricultural loans(1)(3)(4)	4,053	76	7.50	2,563	51	7.96	3,172	64	8.07
Consumer real estate loans(3)(4)(6)	312,435	5,170	6.62	261,528	4,519	6.91	277,164	4,632	6.68
Consumer installment loans(3)(4)	12,287	230	7.49	11,312	211	7.46	9,644	187	7.76

Total loans	2,453,292	44,691	7.29	1,918,376	36,032	7.52	1,989,119	37,637	7.57

Total interest-earning assets	$3,301,501	$56,397	6.84%	$2,645,898	$45,930	6.96%	$2,736,154	$48,011	7.00%

Noninterest-Earning Assets:
Cash	$57,080			$74,087			$51,487
Premises and equipment, net	41,521			21,221			22,404
Allowance for loan losses	(26,924)			(25,734)			(24,255)
Other assets	348,266			230,894			234,464

Total noninterest-earning assets	419,943			300,468			284,100

Total assets	$3,721,444			$2,946,366			$3,020,254

Interest-Bearing Liabilities:
Deposits:
Demand deposits	$218,213	$983	1.80%	$155,351	$642	1.65%	$175,582	$862	1.96%
Money-market demand and savings accounts	439,720	2,729	2.48	401,962	2,609	2.60	365,985	2,394	2.62
Time deposits less than $100,000	827,332	10,435	5.05	721,362	8,492	4.71	750,642	9,123	4.86
Time deposits of $100,000 or more	664,327	7,430	4.47	436,659	5,739	5.26	474,194	6,255	5.28
Public funds	—	—	—	1,065	13	4.88	—	—	—

Total interest-bearing deposits	2,149,592	21,577	4.02	1,716,399	17,495	4.08	1,766,403	18,634	4.22
Borrowings:
Federal funds purchased and repurchase agreements	368,073	4,116	4.47	275,700	3,427	4.97	307,843	3,201	4.16
FHLB advances	323,433	3,811	4.71	281,724	3,286	4.67	307,418	3,640	4.74
Junior subordinated debentures	66,935	1,325	7.92	65,806	1,327	8.07	65,854	1,334	8.10
Notes payable	82,717	1,352	6.54	—	—	—	1,440	18	5.00

Total borrowings	841,158	10,604	5.04	623,230	8,040	5.16	682,555	8,193	4.80

Total interest-bearing liabilities	$2,990,750	$32,181	4.32%	$2,339,629	$25,535	4.36%	$2,448,958	$26,827	4.40%

Noninterest-Bearing Liabilities:
Demand deposits	$331,239			$280,465			$256,306
Other liabilities	50,816			36,408			30,759

Total noninterest-bearing liabilities	382,055			316,873			287,065
Stockholders’ equity	348,639			289,864			284,231

Total liabilities and stockholders’ equity	$3,721,444			$2,946,366			$3,020,254

Net interest income (tax equivalent)(1)(5)		$24,216	2.52%		$20,395	2.60%		$21,184	2.60%

Net interest margin (tax equipment)(1)			2.93%			3.08%			3.10%

Net interest income(2)(5)		$23,256			$19,175			$20,347

Net interest margin(2)			2.82%			2.90%			2.97%

(1)	Adjusted for 35% tax rate and adjusted for the dividends-received deduction where applicable.

(2)	Not adjusted for 35% tax rate or for the dividends-received deduction.

(3)	Nonaccrual loans are included in the average balance; however, these loans are not earning any interest.

(4)	Includes loan fees of $781, $906, and $766 for the three months ended December 31, 2007, December 31, 2006, and September 30, 2007, respectively.

(5)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

	For the three months ended,
	December 31,	December 31,	September 30,
	2007	2006	2007
Net interest income	$23,256	$19,175	$20,347
Tax equivalent adjustment to net interest income	960	1,220	837

Net interest income, tax equivalent basis	$24,216	$20,395	$21,184

(6)	Includes construction loans.

	For the Twelve Months Ended
	December 31, 2007			December 31, 2006
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(Dollars in thousands)
Interest-Earning Assets:
Federal funds sold and interest-bearing deposits due from banks	$17,124	$839	4.90%	$10,009	$506	5.06%
Securities:
Taxable(1)	669,154	36,901	5.51	613,485	32,593	5.31
Exempt from federal income taxes(1)	58,844	3,491	5.93	93,347	5,492	5.88

Total securities	727,998	40,392	5.55	706,832	38,085	5.39
FRB and FHLB stock	24,697	839	3.40	18,105	693	3.83
Loans held for sale	1,450	89	6.14	2,028	125	6.16
Loans:
Commercial loans(1)(3)(4)	452,438	34,105	7.54	296,533	23,219	7.83
Commercial real estate loans(1)(3)(4)	1,336,421	100,954	7.55	1,110,828	83,891	7.55
Agricultural loans(3)(4)	3,406	268	7.87	2,456	191	7.78
Consumer real estate loans(3)(4)	285,999	19,207	6.72	240,601	16,207	6.74
Consumer installment loans(3)(4)	10,432	788	7.55	8,502	631	7.42

Total loans	2,088,696	155,322	7.44	1,658,920	124,139	7.48

Total interest-earning assets	$2,859,965	$197,481	6.91%	$2,395,894	$163,548	6.83%

Noninterest-Earning Assets:
Cash	$57,185			$61,519
Premises and equipment, net	27,093			21,706
Allowance for loan losses	(24,977)			(22,115)
Other assets	262,724			178,134

Total noninterest-earning assets	322,025			239,244

Total assets	$3,181,990			$2,635,138

Interest-Bearing Liabilities:
Deposits:
Demand deposits	$182,276	$3,366	1.85%	$150,503	$1,759	1.17%
Money-market demand and savings accounts	386,722	9,949	2.57	346,933	7,571	2.18
Time deposits less than $100,000	761,698	37,114	4.87	747,676	31,370	4.20
Time deposits of $100,000 or more	525,649	26,263	5.00	326,516	16,287	4.99
Public funds	—	—	—	11,703	531	4.54

Total interest-bearing deposits	1,856,345	76,692	4.13	1,583,331	57,518	3.63
Borrowings:
Federal funds purchased and repurchase agreements	304,269	13,131	4.32	255,843	11,913	4.66
FHLB advances	317,232	14,769	4.66	228,811	9,808	4.29
Junior subordinated debentures	66,114	5,275	7.98	60,776	4,741	7.80
Notes payable and other borrowings	21,212	1,370	6.46	—	—	—

Total borrowings	708,827	34,545	4.87	545,430	26,462	4.85

Total interest-bearing liabilities	$2,565,172	$111,237	4.34%	$2,128,761	$83,980	3.95%

Noninterest-Bearing Liabilities:
Demand deposits	$274,819			$220,706
Other liabilities	38,804			33,495

Total noninterest-bearing liabilities	313,623			254,201
Stockholders’ equity	303,195			252,176

Total liabilities and stockholders’ equity	$3,181,990			$2,635,138

Net interest income (tax equivalent)(1)(5)		$86,244	2.57%		$79,568	2.88%

Net interest margin (tax equivalent)(1)			3.02%			3.32%

Net interest income(2)(5)		$82,632			$75,282

Net interest margin(2)			2.89%			3.14%

(1)	Adjusted for 35% tax rate and adjusted for the dividends-received deduction where applicable.

(2)	Not adjusted for 35% tax rate or for the dividends-received deduction.

(3)	Nonaccrual loans are included in the average balance; however, these loans are not earning any interest.

(4)	Includes loan fees of $2,747 and $3,113 for the twelve months ended December 31, 2007 and 2006, respectively.

(5)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

	For the twelve months ended,
	December 31,
	2007	2006
Net interest income	$82,632	$75,282
Tax equivalent adjustment to net interest income	3,612	4,286

Net interest income, tax equivalent basis	$86,244	$79,568

(6)	Includes construction loans.